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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)                (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:          6/30/07

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.
Semi-Annual Report

J U N E    3 0 ,    2 0 0 7

Lazard Global Total Return & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard Global Total Return & Income Fund, Inc.

Investment Overview

Dear Shareholder,

We are pleased to present the semi-annual report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended June 30, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for a little over three years, and we are pleased with LGI’s performance for the second quarter of 2007 and since its inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2007)

For the second quarter of 2007, the Fund’s Net Asset Value (“NAV”) performance rose 6.6%, slightly ahead of the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) return of 6.5% . For the year-to-date through June 30, 2007, the Fund’s NAV return of 6.9% trailed the Index return of 9.2% . However, the Fund’s since inception annualized NAV return of 16.3% has outperformed the Index return of 15.8% . Shares of LGI ended the second quarter of 2007 with a market price of $21.82, representing an 11.8% discount to the Fund’s NAV of $24.75. The Fund’s net assets were $237.7 million as of June 30, 2007, with total leveraged assets of $330.4 million, representing 28.1% leverage.

We believe that LGI’s investment thesis remains sound as demonstrated by the Fund’s favorable NAV performance since the Fund’s inception. Second quarter performance was enhanced by stock selection in the technology, and telecom services sectors, while returns were hurt by stock selection in the health care sector as well as from lack of exposure to mining stocks. Returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were strong in the second quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception.

As of June 30, 2007, 63.3% of the Fund’s total leveraged assets consisted of global equities and 35.4% consisted of emerging markets currency and debt instruments, while the remaining 1.3% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. In addition, in September and December of 2006, the Fund also made two additional, required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended June 30, 2007 totaled $2.339 per share. There was no return of capital in 2006 and the Fund has not returned capital to investors since its inception. The $2.339 distribution represents a market yield of 10.7% (including capital gains), based on the share price of $21.82 at the close of NYSE trading on June 30, 2007.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(63.3% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., the Finnish manufacturer of mobile telephones; and Total SA, the

Lazard Global Total Return & Income Fund, Inc.

Investment Overview (continued)

French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June  30, 44.0% of these stocks were based in North America, 25.6% were based in Continental Europe (not including the United Kingdom), 21.5% were from the United Kingdom, and 8.9% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, were financials (28.1%), which includes banks, insurance companies, and financial services companies, and information technology (17.5%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, and telecommunications services. The average dividend yield on the global equity portfolio was approximately 2.3% as of June 30, 2007.

Global Equity Market Review
Global equity markets proved to be strong early in the quarter, rising steadily and ending the first two months with solid gains. Stocks rallied, despite a sharp rise in government bond yields, as earnings reports continued to exceed investors’ expectations. Merger activity provided a further boost to stocks. Even a sharp selloff in the Chinese market, reminiscent of the decline that triggered the early March weakness in the markets, failed to derail the rally. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated and investors became increasingly cautious following the news of potential hedge fund losses in the U.S. subprime mortgage market. In addition, high commodity prices coupled with a weaker U.S. dollar and a tight labor market have put pressure on consumer prices, reducing the likelihood that the U.S. Federal Reserve will reduce interest rates in the near term. Concerns about the future of the housing and subprime mortgage markets remain sources of uncertainty that surround the outlook for the economy. On a regional basis, European stocks outperformed in the second quarter, driven by strength in the European economy. U.S. stocks performed in line with the broad global markets, while Japanese stocks lagged significantly amid concerns about the country’s economic recovery. From a sector perspective, energy stocks performed well during the quarter, as the price of oil crept back above $70 per barrel. Cyclical sectors, such as industrials and materials, performed well, and technology shares were also among the best-performing stocks, after an extended period of underperformance. Defensive groups, such as health care and consumer staples, lagged. In addition, interest-rate-sensitive sectors, such as utilities and financials, also lagged, as interest rates around the world spiked during the quarter.

What Helped and What Hurt LGI
In the second quarter of 2007, the Fund’s global equity portfolio performance was enhanced by solid stock selection in the information technology sector. First Data was acquired by a private-equity firm, which boosted returns. Shares of Nokia also performed well, as the company continued to gain market share that was being driven by its new handset products. Holdings in the telecom services sector also posted gains with Vodafone reporting better-than-expected earnings, as consolidation in the industry highlighted the strategic value of these businesses. In contrast, stock selection in health care detracted from performance, as Sanofi-Aventis and GlaxoSmithKline experienced setbacks related to regulatory approval for new products and patent litigation on existing products. A lack of exposure to mining companies also hurt returns, as these stocks continued to perform well amid stubbornly high commodity prices. However, we believe the valuations in the group imply an extended period of commodity prices that are well above historical norms.

Emerging Market Currency and Debt Portfolio (35.4% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of June 30, 2007, this portfolio consisted primarily of forward currency contracts (79.2%), and a smaller allocation to sovereign debt obligations (17.2%) and structured notes

Lazard Global Total Return & Income Fund,
Investment Overview (continued)

(3.6%) . The average duration of the emerging market currency and debt portfolio was approximately six months, as of June 30, with an average yield of 7.3% 2.

As of June 30, the Fund’s emerging market currency and debt holdings were highly diversified across 28 countries within Africa (21.6%), Asia (20.8%), Latin America (19.0%), the Middle East (12.8%), the Commonwealth of Independent States and Baltic countries (12.6%), and Eastern Europe (12.1%) .

Emerging Market Currency and Debt Market Review
By the end of the second quarter, global equity, debt, and currency markets were unnerved by sub-prime mortgage worries emanating from the United States, and credit markets had begun to falter. Meanwhile, Chinese growth powered ahead, with GDP up 11.9% year-over-year in the second quarter, while Chinese inflation accelerated sharply in June, to a nearly three-year high of 4.4% year-over-year. The macroeconomic data prompted concerns that the Chinese economy is overheating; however, the authorities are still not allowing much renminbi appreciation, preferring to use other monetary policy tools. While the second quarter of 2007 saw the fastest pace of Chi-nese currency gains since the July 2005 revaluation, the 1.5% quarterly move is neither sufficient to make a dent in the domestic growth/inflation mix, nor is it likely to satisfy the protectionist contingent in the U.S. Congress.

With liquidity conditions tightening slowly and recent signs of credit strains appearing, particularly in the sub-prime U.S. mortgage market, spikes of volatility are likely to arise more frequently. The scope of the sub-prime mortgage situation is unknown, as is the impact of tightening credit conditions on the U.S. consumer and leveraged global capital flows. The robust balance of payments within many of the portfolio’s currency and debt positions could prove to be especially valuable in this period. We retain a positioning bias in fundamentally sound countries and low correlation frontier markets that we expect will outperform under such conditions. Our exposure to credit risk remains low, as we are capturing similar levels of compensation in the currency forward market, while incurring considerably fewer (duration, convertibility, liquidity, credit, regulatory, etc.) risks.

What Helped and What Hurt LGI
Nearly every position in the Fund’s emerging market currency and debt portfolio contributed to its strong positive performance in the second quarter. Holdings in six Latin American countries were strong contributors, particularly those in Colombia and Brazil. Within Europe, local-market gains were led by Romania, Hungary, and Poland. However, the Fund’s emerging market currency and debt portfolio took profits on its remaining Romanian leu position during the pronounced second quarter rally, amid concerns about the country’s imbalanced growth profile. Active management added particular value in Hungarian currency and local rates, as the portfolio realized a return that was more than twice the money market return. The portfolio’s Polish zloty position also performed very well. Rising domestic inflation prompted the onset of central bank tightening, boosting the zloty, which is fundamentally supported by a healthy FDI-financed external deficit and excellent GDP growth dynamics. The portfolio also benefited from timely anticipation of the mid-May Kuwaiti dinar revaluation. Kuwait’s move toward greater currency flexibility (dropping its U.S. dollar peg in favor of a managed “currency basket”) has increased the probability of currency policy liberalization in the United Arab Emirates’ as well. Clearly, the abundance of petrodollar liquidity, domestic political concern over rising inflation, and the maintenance of U.S. dollar-pegged, undervalued currencies throughout the Gulf serve little purpose other than to perpetuate and, arguably, exacerbate existing imbalances. Israel and Singapore were minor detractors from overall performance in the second quarter.

Lazard Global Total Return & Income Fund,
Investment Overview (continued)

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results. The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended June 30, 2007
(unaudited)

	One	Since
	Year	Inception**
Market Price	23.77%	10.77%
Net Asset Value	22.99	16.28
MSCI World Index	23.59	15.84

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current per- formance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2007 (unaudited)
		Percentage of
Security	Value	Net Assets
Microsoft Corp.	$9,619,008	4.05%
Exxon Mobil Corp.	8,815,788	3.71
International Business Machines Corp.	8,493,675	3.57
Diageo PLC Sponsored ADR	8,422,641	3.54
Oracle Corp.	7,878,087	3.31
JPMorgan Chase & Co.	7,214,011	3.03
HSBC Holdings PLC Sponsored ADR	7,002,051	2.95
Bank of America Corp.	6,756,598	2.84
Heineken NV ADR	6,598,800	2.78
The Home Depot, Inc.	6,512,425	2.74

Portfolio Holdings Presented by Sector
June 30, 2007 (unaudited)
Percentage of
Sector	Total Investments
Consumer Discretionary	2.5%
Consumer Staples	10.7
Emerging Markets Debt Obligations	9.2
Energy	9.2
Financials	22.2
Health Care	9.9
Industrials	3.5
Information Technology	13.8
Telecommunication Services	7.2
Short-Term Investments	11.8
Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
June 30, 2007 (unaudited)

Description	Shares	Value
Common Stocks—88.0%
Finland—2.3%
Nokia Oyj Sponsored ADR (c)	192,800	$5,419,608
France—5.1%
Sanofi-Aventis ADR	105,200	4,236,404
Societe Generale Sponsored ADR	72,000	2,649,600
Total SA Sponsored ADR	64,000	5,182,720
Total France		12,068,724
Italy—1.1%
Eni SpA Sponsored ADR (c)	36,350	2,629,923
Japan—7.8%
Canon, Inc. Sponsored ADR (d)	44,700	2,621,208
Hoya Corp. Sponsored ADR (d)	54,300	1,781,040
Mitsubishi UFJ Financial Group, Inc.
ADR (d)	323,100	3,560,562
Mitsui Sumitomo Insurance Co., Ltd.
ADR	17,600	2,254,602
Nomura Holdings, Inc. ADR (d)	332,600	6,459,092
Sumitomo Mitsui Financial Group,
Inc. ADR (d)	209,100	1,923,720
Total Japan		18,600,224
Netherlands—2.8%
Heineken NV ADR	225,600	6,598,800
Singapore—2.0%
Singapore Telecommunications, Ltd.
ADR (d)	217,400	4,858,890
Sweden—1.0%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	61,900	2,469,191
Switzerland—10.3%
Credit Suisse Group Sponsored ADR	73,400	5,208,464
Nestle SA Sponsored ADR	34,400	3,290,360
Novartis AG ADR	78,900	4,423,923
Roche Holding AG Sponsored ADR .	46,200	4,102,560
UBS AG (c)	75,900	4,554,759
Zurich Financial Services AG ADR	92,500	2,839,750
Total Switzerland		24,419,816
United Kingdom—18.9%
Barclays PLC Sponsored ADR	67,800	3,782,562
BP PLC Sponsored ADR	69,600	5,020,944
Cadbury Schweppes PLC Sponsored
ADR	112,700	6,119,610
Diageo PLC Sponsored ADR (c)	101,100	8,422,641
GlaxoSmithKline PLC Sponsored
ADR (d)	80,200	4,200,074
HSBC Holdings PLC Sponsored
ADR (d)	76,300	7,002,051
Tesco PLC Sponsored ADR (c)	153,200	3,868,300
Vodafone Group PLC Sponsored
ADR (d)	191,712	6,447,275
Total United Kingdom		44,863,457
United States—36.7%
Bank of America Corp. (c)	138,200	6,756,598
Bristol-Myers Squibb Co. (c)	92,600	2,922,456
Cisco Systems, Inc. (a), (c)	220,400	6,138,140
ConocoPhillips	32,900	2,582,650
Exxon Mobil Corp. (c)	105,100	8,815,788
General Electric Co. (c)	116,300	4,451,964
International Business Machines
Corp. (d)	80,700	8,493,675
Johnson & Johnson	104,300	6,426,966
JPMorgan Chase & Co. (c)	148,896	7,214,011
Mellon Financial Corp. (c)	103,600	4,558,400
Microsoft Corp. (c)	326,400	9,619,008
Oracle Corp. (a), (c)	399,700	7,878,087
The Home Depot, Inc. (c)	165,500	6,512,425
United Technologies Corp. (c)	68,900	4,887,077
Total United States		87,257,245
Total Common Stocks
(Identified cost $162,177,733)		209,185,878

	Principal
	Amount
Description	(000) (e)	Value
Foreign Government
Obligations—8.4%
Costa Rica—1.0%
Costa Rican Bono de Estabilizacion
Monetaria,
0.00%, 10/10/07	639,500	1,210,507
Costa Rican Titulos de Propiedad,
0.00%, 10/10/07	660,000	1,249,312
Total Costa Rica		2,459,819
Egypt—3.5%
Central Bank of Egypt Certificate of
Deposit,
0.00%, 07/04/07	7,000	1,228,003
Egypt Treasury Bills:
0.00%, 07/24/07	8,400	1,465,739
0.00%, 07/31/07	4,000	696,636
0.00%, 08/07/07	3,325	577,986
0.00%, 10/23/07	22,900	3,900,141
0.00%, 10/30/07	2,650	450,498
Total Egypt		8,319,003

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2007 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value
Ghana—0.2%
Ghanaian Government Bond,
13.50%, 03/30/10	4,200,000	$468,233
Hungary—1.0%
Hungarian Government Bonds:
9.50%, 02/12/09	200,510	1,143,130
6.50%, 08/12/09	205,770	1,119,220
Total Hungary		2,262,350
Mexico—1.1%
Mexican Bonos:
8.00%, 12/24/08	12,370	1,153,790
9.00%, 12/20/12	15,450	1,514,370
Total Mexico		2,668,160
Turkey—1.6%
Turkish Government Bonds:
0.00%, 11/26/08	2,516	1,515,201
0.00%, 02/04/09	1,769	1,033,756
14.00%, 01/19/11	1,782	1,345,318
Total Turkey		3,894,275
Total Foreign Government
Obligations
(Identified cost $19,646,092)		20,071,840

Structured Notes—1.8%
Brazil—1.6%
Citibank Brazil Inflation-Linked
Bond NTN-B:
6.75%, 05/18/09 (f)	927	1,150,328
6.60%, 08/17/10 (f)	1,029	1,313,882
6.40%, 05/18/15 (f)	989	1,262,508
Total Brazil		3,726,718
Colombia—0.2%
Citibank Colombia TES Credit Linked
Unsecured Note,
10.05%, 04/27/12 (f)	397	503,343
Total Structured Notes
(Identified cost $3,320,285)		4,230,061

Short-Term Investments—13.1%
Collateral for Securities
on Loan—12.2%
State Street Navigator Securities
Lending Prime Portfolio,
5.27% (g), (h)	29,020,640	$29,020,640

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—0.9%
State Street Bank and Trust Co.,
3.70%, 07/02/07
(Dated 06/29/07, collateralized by
$1,730,000 United States Treasury
Bond, 8.00%, 11/15/21, with a
value of $2,218,725)
Proceeds of $2,172,670 (c)	$2,172	2,172,000
Total Short-Term Investments
(Identified cost $31,192,640)		31,192,640
Total Investments—111.3%
(Identified cost $216,336,750) (b)	.	$264,680,419
Liabilities in Excess of Cash
and Other Assets—(11.3)%		(26,964,139)
Net Assets—100.0%		$237,716,280

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund,
Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	07/23/07	4,278,870	$1,166,000	$1,165,235	$—	$765
AED	08/23/07	4,277,588	1,166,000	1,165,274	—	726
AED	09/25/07	4,398,891	1,199,000	1,198,619	—	381
ARS	10/04/07	576,275	185,000	185,237	237	—
ARS	10/24/07	1,759,210	568,000	564,340	—	3,660
ARS	10/29/07	1,803,219	583,000	578,166	—	4,834
ARS	10/30/07	2,519,737	814,000	807,822	—	6,178
ARS	10/31/07	2,519,737	814,000	807,741	—	6,259
ARS	01/28/08	1,738,490	559,000	552,643	—	6,357
BRL	09/20/07	2,352,609	1,047,000	1,209,029	162,029	—
BRL	09/20/07	5,583,770	2,483,000	2,869,554	386,554	—
BRL	10/05/07	993,450	444,000	509,647	65,647	—
BRL	10/30/07	1,305,901	586,000	668,242	82,242	—
BWP	07/09/07	3,952,612	651,000	639,156	—	11,844
BWP	08/21/07	4,415,024	716,999	708,285	—	8,714
COP	07/23/07	3,204,630,000	1,485,000	1,633,868	148,868	—
COP	07/23/07	895,230,000	420,000	456,430	36,430	—
COP	07/24/07	1,045,971,000	489,000	533,244	44,244	—
EUR	07/03/07	970,000	1,306,687	1,310,167	3,480	—
EUR	08/06/07	970,000	1,312,022	1,311,677	—	345
GHC	07/16/07	3,393,000,000	360,000	365,410	5,410	—
GHC	07/24/07	5,426,964,580	573,130	583,921	10,791	—
GHC	08/14/07	7,032,704,000	752,000	754,787	2,787	—
GHC	08/27/07	9,923,540,000	1,049,000	1,063,365	14,365	—
GHC	09/11/07	2,833,050,000	303,000	303,026	26	—
GHC	09/13/07	5,521,023,000	584,854	590,391	5,537	—
GHC	10/22/07	7,809,180,000	829,000	830,337	1,337	—
GHC	12/18/07	2,521,680,000	266,000	265,710	—	290
HUF	08/21/07	241,108,000	1,264,000	1,320,663	56,663	—
IDR	07/16/07	25,373,040,000	2,881,663	2,806,141	—	75,522
IDR	07/18/07	6,325,275,000	697,000	699,479	2,479	—
IDR	08/13/07	5,175,990,000	578,000	571,471	—	6,529
IDR	10/22/07	6,141,420,000	669,000	675,426	6,426	—
IDR	12/13/07	5,441,655,000	597,000	596,890	—	110
IDR	12/21/07	5,088,340,000	566,000	557,909	—	8,091
ILS	03/11/08	4,837,117	1,177,000	1,147,708	—	29,292
ILS	06/11/08	4,726,500	1,150,000	1,123,916	—	26,084
INR	08/17/07	10,299,440	248,000	252,183	4,183	—
INR	08/20/07	10,424,030	251,000	255,188	4,188	—
INR	11/23/07	49,663,080	1,206,000	1,207,412	1,412	—
INR	12/07/07	27,859,570	683,000	676,623	—	6,377
INR	12/12/07	46,883,700	1,130,000	1,138,239	8,239	—
KWD	07/16/07	325,808	1,126,000	1,131,595	5,595	—
KWD	10/31/07	695,984	2,408,999	2,423,690	14,691	—
KZT	07/30/07	72,325,440	594,000	592,920	—	1,080
KZT	08/02/07	93,035,600	745,000	762,752	17,752	—
KZT	08/09/07	76,622,000	617,173	628,277	11,104	—
KZT	08/29/07	72,325,440	594,000	593,292	—	708

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	09/10/07	68,641,200	$552,000	$563,106	$11,106	$—
KZT	12/24/07	62,765,550	513,000	515,173	2,173	—
MUR	11/30/07	20,422,857	636,999	638,471	1,472	—
MUR	01/03/08	10,966,640	342,000	340,993	—	1,007
MXN	02/29/08	4,469,248	406,000	407,935	1,935	—
MXN	03/31/08	4,261,246	376,000	388,136	12,136	—
MYR	07/12/07	1,789,968	523,000	518,775	—	4,225
MYR	07/18/07	2,546,928	736,000	738,388	2,388	—
MYR	07/23/07	3,090,378	908,000	896,172	—	11,828
MYR	08/13/07	2,124,752	622,000	616,774	—	5,226
MYR	11/13/07	3,345,688	995,000	975,425	—	19,575
MYR	11/14/07	3,065,099	914,000	893,663	—	20,337
MYR	12/28/07	2,083,015	605,000	608,607	3,607	—
MYR	03/28/08	2,071,520	605,000	607,844	2,844	—
NGN	07/10/07	154,130,070	1,189,000	1,209,037	20,037	—
NGN	07/17/07	156,655,070	1,210,000	1,228,844	18,844	—
NGN	09/07/07	178,977,600	1,380,999	1,382,154	1,155	—
NGN	10/05/07	170,564,000	1,313,739	1,305,083	—	8,656
NGN	12/05/07	59,552,000	461,005	455,666	—	5,339
PEN	08/14/07	1,964,505	610,000	621,114	11,114	—
PEN	08/16/07	1,640,209	516,000	518,609	2,609	—
PHP	07/20/07	40,789,840	862,000	881,746	19,746	—
PHP	07/26/07	81,745,920	1,774,000	1,766,967	—	7,033
PHP	08/10/07	44,384,140	958,000	959,208	1,208	—
PHP	09/12/07	52,357,500	1,125,000	1,130,902	5,902	—
PLN	07/12/07	3,940,497	1,382,000	1,415,200	33,200	—
PLN	08/21/07	9,000,000	3,215,089	3,235,177	20,088	—
PLN	02/22/08	3,607,628	1,287,000	1,299,509	12,509	—
RUB	08/27/07	56,586,000	2,163,073	2,201,697	38,624	—
RUB	11/07/07	46,639,980	1,738,999	1,816,079	77,080	—
RUB	02/01/08	11,541,000	434,768	449,629	14,861	—
RUB	02/26/08	93,798,230	3,637,000	3,654,728	17,728	—
RUB	09/19/08	21,264,250	725,000	827,257	102,257	—
SGD	07/05/07	1,395,226	919,000	912,611	—	6,389
SGD	07/10/07	2,137,085	1,419,000	1,398,425	—	20,575
SGD	07/10/07	1,071,331	697,936	701,037	3,101	—
SGD	07/23/07	415,714	271,000	272,315	1,315	—
SGD	08/02/07	1,379,176	902,000	904,165	2,165	—
SGD	08/27/07	1,382,563	910,000	908,176	—	1,824
SGD	08/27/07	805,779	526,000	529,299	3,299	—
SKK	07/06/07	38,355,275	1,525,000	1,541,744	16,744	—
SKK	07/25/07	23,305,128	924,000	937,332	13,332	—
SKK	08/28/07	28,422,713	1,111,000	1,144,492	33,492	—
SKK	09/13/07	26,704,972	1,043,000	1,075,836	32,836	—
TRY	08/21/07	2,254,337	1,699,000	1,693,734	—	5,266
TRY	08/21/07	394,560	294,000	296,442	2,442	—
TZS	10/16/07	503,740,750	383,000	393,220	10,220	—
TZS	11/02/07	440,525,000	335,000	342,661	7,661	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
TZS	11/07/07	460,863,000	$351,000	$358,109	$7,109	$—
TZS	01/18/08	320,348,000	238,000	244,762	6,762	—
TZS	01/22/08	324,000,000	240,000	247,262	7,262	—
TZS	02/05/08	385,792,000	274,000	293,218	19,218	—
TZS	02/06/08	516,304,000	368,000	392,298	24,298	—
TZS	04/16/08	722,085,000	529,000	537,692	8,692	—
TZS	04/21/08	554,182,000	400,999	412,077	11,078	—
TZS	04/30/08	745,327,886	547,230	552,791	5,561	—
TZS	06/11/08	440,778,720	323,000	323,057	57	—
UAH	07/12/07	4,143,000	824,084	827,993	3,909	—
UAH	09/17/07	7,640,000	1,514,581	1,529,697	15,116	—
UGX	09/10/07	479,650,000	265,000	298,469	33,469	—
UGX	11/16/07	801,453,000	463,000	493,067	30,067	—
UGX	01/11/08	745,554,000	411,000	454,034	43,034	—
UGX	02/29/08	403,326,000	231,000	243,322	12,322	—
UGX	05/30/08	410,025,000	231,000	243,136	12,136	—
Total Forward Currency Purchase Contracts			$96,781,028	$98,363,638	$1,904,036	$321,426

Forward Currency Sale Contracts open at June 30, 2007:
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
BRL	09/28/07	378,029	$193,000	$194,079	$—	$1,079
BWP	07/09/07	3,952,612	633,410	639,156	—	5,746
BWP	08/21/07	4,415,024	702,576	708,285	—	5,709
EUR	07/03/07	970,000	1,310,470	1,310,167	303	—
SGD	07/05/07	1,395,226	910,348	912,611	—	2,263
TZS	07/11/07	406,753,900	323,000	326,029	—	3,029
Total Forward Currency Sale Contracts			$4,072,804	$4,090,327	303	17,826
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,904,339	$339,252

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2007 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $216,336,750, aggregate gross unrealized appreciation was $51,112,856, aggregate gross unrealized depreciation was $2,769,187, and the net unrealized appreciation was $48,343,669.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency unless otherwise specified.

(f)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2007, these securities amounted to 1.8% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of June 30, 2007.

(g)	Rate shown reflects 7 day yield as of June 30, 2007.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviations:				Portfolio holdings by industry (as percentage of net assets):
ADR	— American Depositary Receipt			Industry
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional”			Alcohol & Tobacco	6.3%
TES	— Titulos de Tesoreria			Banking	12.9
				Computer Software	7.4
Currency Abbreviations:				Drugs	8.4
AED	— United Arab Emirates	MUR	— Mauritian Rupee	Energy Integrated	10.1
	Dirham	MXN	— Mexican Peso	Financial Services	9.6
ARS	— Argentine Peso	MYR	— Malaysian Ringgit	Food & Beverages	4.0
BRL	— Brazilian Real	NGN	— Nigerian Naira	Insurance	2.1
BWP	— Botswana Pula	PEN	— Peruvian New Sol	Manufacturing	3.9
COP	— Colombian Peso	PHP	— Philippine Peso	Medical Products	2.7
EUR	— Euro	PLN	— Polish Zloty	Retail	4.4
GHC	— Ghanaian Cedi	RUB	— Russian Ruble	Semiconductors & Components	1.9
HUF	— Hungarian Forint	SGD	— Singapore Dollar	Technology	3.6
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna	Technology Hardware	5.9
ILS	— Israeli Shekel	TRY	— New Turkish Lira	Telecommunications	4.8
INR	— Indian Rupee	TZS	— Tanzanian Shilling	Subtotal	88.0
KWD	— Kuwaiti Dinar	UAH	— Ukranian Hryvnia	Foreign Government Obligations	8.4
KZT	— Kazak Tenge	UGX	— Ugandan Shilling	Structured Notes	1.8
				Collateral for Securities on Loan	12.2
				Repurchase Agreement	0.9
				Total Investments	111.3%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2007 (unaudited

ASSETS
Investments in securities, at value (cost $216,336,750 and includes $29,020,640 in
collateral for securites on loan, at value)	$264,680,419
Cash	579
Foreign currency, at value (cost $3,726)	3,730
Receivables for:
Dividends and interest	804,376
Income from securities loaned	15,277
Gross appreciation on forward currency contracts	1,904,339
Total assets	267,408,720
LIABILITIES
Payables for:
Management fees	229,347
Accrued directors’ fees	3,436
Amounts due upon return of securities on loan	29,020,640
Gross depreciation on forward currency contracts	339,252
Other accrued expenses and payables	99,765
Total liabilities	29,692,440
Net assets	$237,716,280
NET ASSETS
Paid in capital	$183,076,027
Distributions in excess of net investment income	(4,393,500)
Accumulated undistributed net realized gain	9,121,132
Net unrealized appreciation on:
Investments	48,343,669
Foreign currency and forward currency contracts	1,568,952
Net assets	$237,716,280

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$24.75
Market value per share	$21.82

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the six months ended June 30, 2007 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $187,151)	$2,802,929
Interest	1,080,653
Income from securities loaned	64,418
Total investment income	3,948,000
Expenses:
Management fees	1,332,892
Professional services	59,002
Custodian fees	52,212
Shareholders’ reports	44,013
Administration fees	43,982
Shareholders’ services	21,250
Shareholders’ meeting	17,873
Directors’ fees and expenses	8,983
Other	39,894
Total gross expenses before interest expense	1,620,101
Interest expense	3,035
Total expenses	1,623,136
Net investment income	2,324,864
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $20,479)	3,431,779
Foreign currency and forward currency contracts	3,394,192
Net change in unrealized appreciation (depreciation) on:
Investments	6,699,915
Foreign currency and forward currency contracts	(403,521)
Net realized and unrealized gain on investments and foreign currency	13,122,365
Net increase in net assets resulting from operations	$15,447,229

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$2,324,864	$3,862,760
Net realized gain on investments and foreign currency	6,825,971	18,479,293
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	6,296,394	25,734,129
Net increase in net assets resulting from operations	15,447,229	48,076,182
Distributions to Stockholders:
From net investment income	(6,005,194)	(10,717,512)
From net realized gains	—	(11,751,766)
Net decrease in net assets resulting from distributions	(6,005,194)	(22,469,278)
Total increase in net assets	9,442,035	25,606,904
Net assets at beginning of period	228,274,245	202,667,341
Net assets at end of period*	$237,716,280	$228,274,245
*Includes distributions in excess of net investment income	$(4,393,500)	$(713,170)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237
Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund,
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Six Months			For the Period
	Ended	Year Ended		4/28/04* to
	6/30/07†	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$23.77	$21.10	$21.72	$19.06 (a)
Income from investment operations:
Net investment income	0.24	0.40	0.23	0.18
Net realized and unrealized gain	1.37	4.61	0.40	3.11
Total from investment operations	1.61	5.01	0.63	3.29
Less distributions from:
Net investment income	(0.63)	(1.12)	(1.25)	(0.63)
Net realized gains	—	(1.22)	—	—
Total distributions	(0.63)	(2.34)	(1.25)	(0.63)
Net asset value, end of period	$24.75	$23.77	$21.10	$21.72
Market value, end of period	$21.82	$22.58	$18.56	$19.37

Total Return based upon:
Net asset value (b)	6.89%	24.46%	3.18%	17.67%
Market value (b)	(0.60)%	35.64%	2.38%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$237,716	$228,274	$202,667	$208,581
Ratios to average net assets:
Net expenses (c)	1.42%	1.50%	1.63%	1.57%
Gross expenses (c)	1.42%	1.51%	1.63%	1.57%
Gross expenses excluding interest
expense (c)	1.41%	1.43%	1.51%	1.49%
Net investment income (c)	2.03%	1.76%	1.12%	1.40%
Portfolio turnover rate	19%	38%	18%	7%

†	Unaudited.

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund,
Notes to Financial Statements
June 30, 2007 (unaudited)

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factorsinclude, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2007, the value of the securities on loan was $28,378,939 and corresponding cash collateral received was $29,020,640.

In accordance with accounting principles generally accepted in the United States, cash received as collateral

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

for securities lending transactions which is invested in income producing securities is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their marketprices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had no unused capital loss carryforwards.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Fund had no net capital and currency losses arising between November 1, 2006 and December 31, 2006.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2005, the Investment Manager, on behalf of itself and the Fund, filed an exemptive application with the Securities and Exchange Commission (the “SEC”), amended in July 2007, seeking an order under the Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions (“Managed Dividend Policy”). There is no assurance that exemptive relief will ultimately be granted. If the Investment Manager, on behalf of itself and the Fund, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for anydistribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets and would constitute a return of capital.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts).

Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2006.

	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments

Beginning assets of $1,000
Global Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting

Lazard Global Total Return & Income Fund,
Notes to Financial Statements (concluded)
June 30, 2007 (unaudited)

attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2007 were $42,647,267 and $43,592,252, respectively.

For the period ended June 30, 2007, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $40 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $40 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2007, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$1,477,059	$2,250,000	5.80%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure tocurrency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) — was issued and is effective for fiscal years beginning after December 15, 2006. The SEC has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Fund on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Fund, and has determined that there is no impact resulting from the adoption of FIN 48 on the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after Novem-ber 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Fund, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard Global Total Return & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 26, 2007, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	one Class I Director (Leon M. Pollack), to serve for a two-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified; and

•	three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2010 Annual Meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Leon M. Pollack	8,905,165	414,265
Kenneth S. Davidson	8,906,967	412,463
Nancy A. Eckl	8,896,098	423,332
Lester Z. Lieberman	8,904,204	415,226

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its pur- chases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the pur- chase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Com- mon Stock in the open market within 30 days of the valuation date. Interest will not be paid on any unin- vested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Board of Directors:
Class I — Directors with Term Expiring in 2009
Independent Directors:

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Chairman of the
	since August 2006	Board of Trustees, Adelphi University; Director, J.B. Hanauer & Co.
(broker-dealer).

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	since September 2004	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co.,
Inc.; Former Director, Independent Bank, Memphis.
Interested Director(3):

Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since June 2004

Class II — Directors with Term Expiring in 2010
Independent Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President, Aquiline
	since February 2004	Advisors LLC; Trustee, The Juilliard School; Chairman of the Board,
Bridgehampton Chamber Music Festival; Trustee, American Friends of the
National Gallery, London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Investments, American Beacon Advisors, Inc.
	since February 2007	(“American Beacon”) and Vice President of certain funds advised by
American Beacon; Trustee, College Retirement Equities Fund.

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since February 2004	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research
Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New
Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2008
Independent Director:

Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	since February 2004	O’Charley’s, Inc., a restaurant chain.
Interested Director(3):

Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	since July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations
at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
Mutual Fund Finance Group at UBS Global Asset Management, from
August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in February 2004, except Messrs. Kawakami and Trelles, who became officers in August 2006 and December 2004, respectively. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 10, 2007 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

[This page intentionally left blank]

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

             Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

             Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

             Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

             Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

             Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

             Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

             Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the “Board”), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2007

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 6, 2007